UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Ordinary shares, par value $0.01 per share	MNK	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Each of the items listed below was submitted to a vote of shareholders at the 2023 Annual General Meeting of Shareholders (the “2023 AGM”) on May 16, 2023 and is described in more detail in Mallinckrodt plc’s (the “Company’s”) definitive proxy statement for the 2023 AGM, filed by the Company with the U.S. Securities and Exchange Commission on April 5, 2023. The final results for each of the matters submitted to a vote of shareholders are as follows:

Proposal 1: By separate resolutions, to elect as directors and to hold office, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2024 (the “2024 AGM”), the following individuals:

	FOR	AGAINST	ABSTAIN	Broker Non-Vote
Paul M. Bisaro	10,170,426	55,783	31,722	1,871,324
Daniel A. Celentano	7,611,367	2,614,842	31,722	1,871,324
Riad H. El-Dada	9,448,469	45,647	763,815	1,871,324
Neal P. Goldman	8,090,417	2,135,792	31,722	1,871,324
Karen L. Ling	9,443,987	50,129	763,815	1,871,324
Woodrow A. Myers, Jr., M.D.	9,427,301	66,815	763,815	1,871,324
Susan M. Silbermann	9,448,370	45,746	763,815	1,871,324
James R. Sulat	9,438,269	55,847	763,815	1,871,324
Sigurdur O. Olafsson	10,176,181	50,029	31,721	1,871,324

Each of the foregoing nominees was elected to hold office until the conclusion of the 2024 AGM or until his or her earlier death, resignation or removal.

Proposal 2: Advisory non-binding vote to approve the re-appointment of Deloitte & Touche LLP as the independent auditors of the Company and, by binding vote, to authorize the Audit Committee of the Board of Directors to set the independent auditors’ remuneration.

FOR	AGAINST	ABSTAIN	Broker Non-Vote
12,112,976	15,645	634	-

Proposal 3: Advisory non-binding vote to approve the Company’s executive compensation.

FOR	AGAINST	ABSTAIN	Broker Non-Vote
9,340,605	917,226	100	1,871,324

Proposal 4: Authorize the Company and/or any subsidiary of the Company to make market purchases or overseas market purchases of Company shares.

FOR	AGAINST	ABSTAIN	Broker Non-Vote
12,093,650	34,392	1,213	-

Proposal 5: Authorize, via special resolution, the price range at which the Company can re-allot shares held as treasury shares.

FOR	AGAINST	ABSTAIN	Broker Non-Vote
11,337,077	791,681	497	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	May 17, 2023	By:	/s/ Mark Tyndall
Mark Tyndall
Executive Vice President, Chief Legal Officer & Corporate Secretary